"We can't go on together, with suspicious minds"

37th Edison Electric Institute
Financial Conference

J. Wayne Leonard
Chief Executive Officer
October 22, 2002

Entergy

Safe Harbor

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained herein with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation or its affiliated companies may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel and purchased power prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, and the availability of capital, the onset of competition, the ability to recover net regulatory assets and other potential stranded costs, the effects of the California electricity market on the utility industry nationally, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, the success of new business ventures, changes in the markets for electricity and other energy-related commodities, including the use of financial and derivative instruments and volatility of changes in market prices, changes in the number of participants and the risk profile of such participants in the energy marketing and trading business, changes in interest rates and in financial and foreign currency markets generally, the economic climate and growth in Entergy's service territories, changes in corporate strategies, and other factors.

Why you?

or

Why <u>not</u> you?

Been there,
Done that

"Fix What's Broken" by "STOP Doing What Ain't Working"

What?

Net Debt to Net Capital Ratio
12 Months Ended, %



-10%
60
55
50
45
40
35
30
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

How?

Divestitures ($5 Billion)

1998	1999	2000	2001
EISI	Security	Freestone	DeSoto
London Electricity	Edesur		Saltend
CitiPower	Hyperion		

Gains/Losses From Divestments
$ Millions



EISI (36)
CitiPower 19
London Electricity 247
Security 6
Edesur 17
Hyperion 8
Freestone 13
DeSoto 8
Saltend 45

Build on What You Do Well

17 Consecutive Quarters > Consensus*



Quarterly Earnings
($ EPS)
Actual
Consensus
$1.50
$1.00
$0.50
$0.00
2Q98
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02

	Actual	Consensus*	Variance	Key Driver
2Q98	0.83	0.60	38%	ECS
3Q98	1.01	0.96	5%	Utility
4Q98	0.17	0.02	750%	Utility / ECS
1Q99	0.25	0.19	32%	Utility / Parent
2Q99	0.81	0.76	7%	Utility
3Q99	1.15	0.98	17%	Nuclear / ECS
4Q99	0.08	0.07	14%	Nuclear
1Q00	0.48	0.26	85%	ECS
2Q00	0.98	0.83	18%	Utility / Parent / ECS
3Q00	1.37	1.13	21%	Utility
4Q00	0.31	0.24	29%	Nuclear
1Q01	0.69	0.62	11%	Utility / Nuclear / ECS
2Q01	1.06	0.95	12%	Nuclear / ECS
3Q01	1.24	1.20	3%	Nuclear / ECS
4Q01	0.18	0.14	29%	Nuclear
1Q02	0.80	0.67	19%	Nuclear / ECS
2Q02	1.17	1.10	6%	Utility / Nuclear

*IBES / First Call estimates

Build on What You Do Well


What?
EPS Projection—Then
(mid 1998)
Parent
UK Projects
Trading
Nuclear
Utility
1.92
0.11
0.33
0.10
0.18
0.11
2.75
1998
Sources of Growth
2002
EPS Projection —Now
(Oct 2002)
Parent
Energy Commodity Services
Nuclear
Utility
1.92
3.65*
1998
Sources of Growth
2002

*Midpoint of 2002 Guidance

Stay Out of Trouble

Learn/discount what you don't know

- Formed a joint venture with Koch
- Stayed out of California
- No long–dated power contracts

Fix what's broken

- Utility reliability
- Utility service
- Utility call center answer speed
- Regulatory relationships

Stop doing what ain't working

- UK – sold Saltend; exiting Damhead
- Latin America – sold assets
- Turbines – cancelled

Build on what you do well

- Nuclear plant operations
- Pipeline operations
- Entergy–Koch point of view

Expect the Unexpected, Prepare for the Worst

Save for a Rainy Day (yours / others)
Projected Cash Flows 2002 - 2004
$B



Sources - $7.7B
Uses - $4.8B
0.8
5.5
90%
1.4
Utility Only
80%
-3.3
-0.9
-0.6*
2.9
Beginning
OCF
New Debt
Maintenance Capital
Dividend
Investment Commitment
Available for Growth

* Includes turbine contract cancellation costs

Net Debt to Total Capital
%



Target 50%
Projected Range
50
40
30
20
10
0
98
99
00
01
02
03
04
05

Net Interest Coverage Ratio
\# Times



Target 4x
Projected Range
7
6
5
4
3
2
1
0
98
99
00
01
02
03
04
05

- Ring fence 'worst' case events
- Manage risk
- Build balance sheet
- No equity issuance triggers
- No parent guarantees at EK
- Non-recourse debt
- Cancellations provisions

How do you keep it up?

Execute Well, Invest Wisely



Scale
Scope
Skills
Position
Business Strategy
Point of View
2-4% EPS Growth
Portfolio Management
Operational Management
6% EPS Growth
Long
Develop/ Acquire Assets
Short
Asset Disposition
Manage Asset Performances/ Productivity
Provide Products/ Services
Manage Customers/ Regulatory Relationships
Strict VAR Limits
Industry/ Competitor Standards
Value Creation

To Do List: 2003 - 2005

To Achieve 6% Intrinsic Growth: Or Better

Utility

- [ ] Gain approval for rate increases
- [ ] Improve productivity to reduce costs
- [ ] Pursue incentive-based generation plans

Nuclear

- [ ] Achieve additional cost savings
- [ ] Sell/hedge output as PPAs roll off
- [ ] Complete uprates

Entergy-Koch

- [ ] Grow financial/asset optimization business, market share
- [ ] Complete Magnolia Storage facility
- [ ] Continue to improve pipeline productivity

To Achieve 2-4% Step-Out Growth: Or Better

Nuclear

- [ ] Pursue additional nuclear capacity
- [ ] Execute operational agreements to build portfolio

Entergy-Koch

- [ ] Acquire pipelines in targeted regions
- [ ] Develop new weather and transmission products, expand regions
- [ ] Grow balance sheet / risk tolerance

Utility

Fix What's Broken

Capital Investment and Depreciation
$ Billions

(incremental return * past investment)
+ (fair return * incremental investment)
= Price increases



0.54
0.74
1.06
1.06
98
99
00
01
02 Est.
Capex
Depreciation

Utility

~~Fix What's Broken~~ Done

Return on Investment
98 vs. 01

$1 Billion Investment

Outage Frequency	*Outage Duration*
Down 40%	Down 42%
Call Center Answer Time	*Regulatory Outage Complaints*
Down 75%	Down 79%

Improved Regulatory Relations
Higher Returns
Less Disallowances
Growth Opportunities

Compensation for…

Productive Investment:

Traditional Earnings Levers

- ☐ Rate Base
- ☐ O & M Reduction
- ☐ Capital Savings
- ☐ Sales Growth

Regulatory Lag = **0 NPV to 0 – 1% above cost of capital**

Value Added:

New Incentive Levers

- ☐ Fuel Savings
- ☐ Purchased Power Savings
- ☐ Fuel / Purchased Power Efficiencies
- ☐ O&M & Capital / Fuel Efficiencies

IMPACT

Potential 0% - 2% ROE Enhancement



Traditional
FRP
Enhance-
ments

Important Decisions (across time, location, fuels, etc.) Require Aligning Economic Interests

Utility

ETR Short

Capacity and Demand
GW


30
25
20
15
10
5
0
Intermediate & Peaking
Baseload
Intermediate & Peaking
Baseload
Net Shortage 3 GW
Load Profile
Owned Capacity

Region Long

Generation Market


Gross (MW)
Plant Type
CC
CC-Cogen
Cogen
HY
Nuclear
TransArea
ARKANSAS
LOUISIANA
MISSISSIPPI
ANO Uprate
Little Rock
Pine Bluff
Hot Spring County
Hempstead County
Panda Union (El Dorado)
Southaven
Batesville Expansion
Crossroads
Choctaw
Attala
Hinds Energy Facility
Warren
Ouachita Power
Evangeline Project
Calcasieu
Big Cajun I Expansion
Exxon - Baton Rouge
Cottonwood
Tenaska Frontier
Sabine River Works
Beaumont
Port Arthur Project
Sabine-Bayer Cogen
PPG - Riverside
Acadia
Bayou Cove
Waterford
Occidental

Resulting Reserve Margins	42%	63%	60%

Nuclear Another Reason the Market is Overbuilt


Capacity Factor
%
Over 7 million more MWhrs per year
3.4 million MWhrs
87
92
76
94
86
98
43
94
95
98
90
Pilgrim
IP3
FitzPatrick
IP2
VY
ETR '01 Regulated Average
Industry Average
Before ETR
After ETR

Note: Before ETR consists of previous 3 years performance
Source: UDI, Internal Analysis

He Jumps, He Shoots, He...

Production Cost

3-year rolling average, $/MWH


$26.48/MWhr Avg.
24
19
20
42
26
$300 Million Opportunity
$16.49/MWhr Avg.
17
14
19
16
18
Pilgrim
IP3
FitzPatrick
IP2
VY
ANO
Grand Gulf
River Bend
Waterford
Industry Average

Note: Entergy plants through 2001. Industry is through 2000. Northeast fleet includes cost before Entergy ownership.
Source: UDI, Internal Analysis

More Cheap, Clean Capacity

Entergy Nuclear South Capacity (MW)


5,078
Waterford
ANO 2
River Bend
ANO 2
Grand Gulf
Waterford
ANO 2
4,794
2002
2003
2004
2005

Entergy Nuclear Northeast Capacity (MW)


4,159
Indian Point 2
FitzPatrick
Vermont Yankee
Indian Point 2
Pilgrim
Indian Point 3
Indian Point 2
3,955
2002
2003
2004
2005

Entergy-Koch: Built to Last


Balance
40%-60%
Pipeline Earnings
40%-60%
Trading Earnings
Costs
Discipline
Risks

Entergy-Koch

We do This Well Too

Gulf South Pipeline


Gulf of Mexico
GULF SOUTH

Gulf South Operating Expense

$M, excluding Fuel


122
113
86
91
83
SG&A
O&M
97
98
99
00
01

Key Statistics

Throughput - Bcf/d	2.5
Miles of Pipeline	8,800
Peak Day Deliveries - Bcf/d	3.8
Storage Working Gas - Bcf	78.6

★ Including 10.6 Bcf Magnolia

Entergy-Koch Trading – Information → Analytics → Knowledge


Entergy-Koch
Balance
40%-60%
Pipeline Earnings
40%-60%
Trading Earnings
Discipline
3 Distinct and Complementary Businesses
Earnings Composition Target; %
Physical
Optimization
(Value Capture)
35%
Financial
Optimization
(Value Protection)
15%
Point-of-View
Trading
50%

Physical Optimization – Trading Around Owners' Assets


Asset Owner
Entergy-Koch Trading
Products and Structures
COMMODITY MARKETS
Revenue Sharing
Physical Positions
Profit/Loss
Profit/Loss

Impact on…	Asset Owner	Entergy-Koch Trading
Risk/Volatility	Lower due to risk transfer	Risk held if consistent with POV or transferred to market for a gain
Return	More predictable with upside	Share of upside
Credit Profile	Improved due to risk transfer	Minimal impact; most risk transferred to market
Fixed Costs	Costs of setting up trading shop avoided	No impact on fixed costs; minimal variable costs added
Information	Anonymity preserved in market	Information on real-time physical player activity

Entergy-Koch

Financial Optimization – Protects Owners' Business Value


CUSTOMERS
Producers
Consumers
Financial Participants
Utilities/ LDC's
Market Interface
Risk Mitigation
Margins
Entergy-Koch Trading
Products and Structures
COMMODITY MARKETS

Impact on...	Customers	Entergy-Koch Trading
Risk/Volatility	Risk managed to desired levels	Risk held if consistent with POV or transferred to market for a gain
Return	Variable, but usually slightly lower due to less risk	Earns bid/ask spread
Credit Profile	Improved due to risk transfer	Minimal impact; most risk transferred to market
Fixed Costs	Costs incurred to transfer risk; outsourcing lowers costs	Initial fixed costs; minimal incremental costs
Information	Anonymity preserved in market	Insight into financial player activity and long-term shape of price curve

Entergy-Koch

Risk Management Options

Who You Gonna Call?

Entergy-Koch Trading	
Managed Assets	Financial Customers
(ASK)	(BID)



No one
3 TRADING OPTIONS
Another POV
Proprietary Book
Match Offsetting Positions
Transfer Risk to Market
Warehouse Risk
Managed Assets
Bid
Ask
Financial Customers
EKT Customers
Bid/Ask
Ask/Bid
Market Participants
EKT Customers
Bid/Ask
Ask/Bid
EKT POV BOOK
Receive: Bid/Ask Spread
Receive: Bid/Ask Spread
Receive: Gain/loss on trade
INFORMATION FLOW

HELPS ESTABLISH ENTERGY KOCH'S POINT OF VIEW

Entergy-Koch

Point-of-View Trading – Lucky or Card Counters?

Trading Track Record


Gain/loss days; Ratio
3.0
2.5
2.0
1.5
1.0
0.5
0.0
98
99
00
01
02 YTD
Power
Gas
Weather
Overall


98-01 Daily earnings; Trading days
350
300
250
200
150
100
50
0
-4
-3
-2
-1
0
1
2
3
4
% of annual earnings

Growth – New Markets, Market Share, New Products

Trading Regions

Today | Future Opportunity

North America


Canada
Western US
Eastern US

Europe


UK
Continental Europe

Trading Products

Today | *Future Opportunity*


Electricity
Gas
Weather
Electricity
Gas
Weather
#2 Oil
Coal
Emissions
Transmission

$3 billion to spend-How?

$1B of $3 Billion Would Cover it, if Done at 'Market'

$1B Investment Alternatives


EPS Growth*
1 Pipeline Investment
8%
6%
4%
2%
0%
8.5
8.0
7.5
7.0
EBITDA Multiple
EPS Growth*
2 Nuclear
8%
6%
4%
2%
0%
475
450
425
400
$/KW
EPS Growth*
3 Distressed Generation
8%
6%
4%
2%
0%
175
150
125
100
$/KW
EPS Growth*
4 Buyback
8%
6%
4%
2%
0%
55
50
45
40
Share Price

*From mid-point of 2003 guidance, net of cash interest earnings

Let's Play: "Hot Potato"

Divestment Plans Announced
$B

Company	Amount
AES	2.0
AEP	3.2
AYE	0.7
ILA	2.9
CMS	1.2
CPN	0.6
DYN	2.7
ENE	4.1
EP	2.0
EXC	0.6
FE	1.1
MIR	1.5
NI	??
PCG	1.6
TXU	6.1
WMB	5.7
XEL	1.6
Total	~ 38+

Source: Company Analysis

Holding Period
% of Asset Sales Announced


Less than 1 Year
1-3 Years
3-5 Years
More than
5 Years

Let's Play: "Musical Chairs"

Potential Divestitures
$B


Divestitures Required to Reach 50% Debt/Total Capital
Bankruptcy
Announced Divestitures
$100 - 125 Billion of Potential Asset Divestitures

Note: Assumes 20% of merchant energy companies go bankrupt and that 33% of book value of assets are auctioned

From "Dodge Ball" to "Kick Ball"



Potential EPS Growth Contribution*
%
15%
12%
9%
6%
3%
0%
Historical
Average
Since 1998
2-4% Target
5%
6%
7%
8%
9%
10%
11%
12%
13%
14%
15%
ROIC assumed for New Investments

*Based on cumulative $2.9 billion investment.

What keeps you up at night

What keeps you up at night?

Utility

- Political / Regulatory Risk
- Getting better returns in a bad economy

Nuclear

- PPA roll-off
- Political risk
- Event risk

Entergy-Koch

- Opportunities greater than balance sheet size

Step-Out Investment

- Execution risk

Entergy's Point of View

How Bad Is It For Merchants?


BAD

Annual Into-Entergy Spark Spread
$/MWH for 7,000 HR


60
45
30
15
0
1999
2000
2001
2002
Spark Spread
Electricity
Natural Gas

Spark Spreads
$/MWH for 7,000 HR


01
04
Entergy
9
3
NEPOOL
21
6
NY Zone A
9
8
ERCOT
11
6

Source: Bloomberg, Company Analysis

How Bad Is It For Speculators?

BAD

Trading & Marketing EBIT
$M


1,101
939
894
600
527
(629)
Reliant*
Sempra**
Williams
El Paso
Aquila*
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02

2002 Palo Verde Forward Annual Price
$/MWH


200
150
100
50
0
1/01
2/01
3/01
4/01
5/01
6/01
7/01
8/01
9/01
10/01
11/01
12/01

Mark to Market Impact of Book Duration
1000 MW Firm position, $M per $1/MWh change


4.8
19.9
32.3
1 Year
5 Year
10 Year

*Note: * Number represents wholesale energy profits; ** Number represents net income*
Source: Company Reports, Bloomberg, Company Analysis

How Long Will It Last?

A LONG TIME

Entergy Reserve Margins
GW(Bars); % (Line)



GW
10
8
6
4
2
0
Capacity Additions
Incremental Demand
Reserve Margin
%
75
60
45
30
15
0
Year 01 03 05 07 09 11 13 15 17 19 21 23 25

Years to 15% Reserve Margin
Years



7
11
2
10
SERC
New England
New York
ERCOT

Source: CERA, Company Estimates

How Important Is Financial Strength?

VERY

Debt to Total Capital*
%


80
60
40
20
0
1999
2000
2001
2002
Merchants
SPELEC

Debt to Total Capital Range*
% by Credit Rating


100
80
60
40
20
0
B
BB
BBB
A
CCC
Pipeline
Electric Utility
Merchant Energy
Energy Trader

* Includes Off Balance Sheet Debt
Source: Bloomberg, S&P, Company Analysis

How About Credit Quality?

BAD and GETTING WORSE

Ratings of Top 15 Power Marketers

2001

Company	S&P / Moody's Rating	
Enron	~~D / Ca~~	Bankrupt
AEP	~~A- /~~ Baa1	BBB+
Reliant Energy (RRI)	~~BBB+ / Baa3~~	Junk
Duke	A / A1	
Mirant	BBB- / ~~Baa2~~	Junk
Williams	~~BBB+ / Baa2~~	Junk
Aquila	~~BBB / Baa3~~	Exiting
PG&E	~~D / Caa3~~	Bankrupt
Cinergy	BBB+ / Baa2	
Exelon	A- / Baa2	
El Paso	BBB+ / ~~Baa2~~	Baa3
Dynegy	~~BBB+ / Baa3~~	Junk
Constellation Energy	~~A / A3~~	A- / Baa1
Allegheny Energy	~~A / Baa1~~	Junk
Entergy-Koch	A / A3	

Average Merchant Bond Spreads

bps


250
230
266
460
432
535
1314
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02

Source: Bloomberg, Standard & Poor's

And Volatility?

Rig Count
Number of Rigs


1000
750
500
250
0
97
98
99
00
01
02

US Natural Gas Storage
% of Capacity


100
75
50
25
0
97
98
99
00
01
02

Natural Gas Volatility
US Annualized Daily Volatility, %


100
50
0
97
98
99
00
01
02

Entergy New Additions
GW


4
3
2
1
0
97
98
99
00
01
02

Entergy Reserve Margins
%


40
30
20
10
0
97
98
99
00
01
02

Electricity Volatility
Into-Entergy Annualized Daily Volatility, %


150
100
50
0
97
98
99
00
01
02

Source: Company Analysis

And the point is

Aligning Strategy With Market Reality (POV)



OVERBUILT POWER MARKET
Point of View
High Gas Volatility
Low Power Prices
Poor Credit Quality
Large Asset Sales
What keeps us up at night?
easier to hedge nuclear portfolio
PPAs rolloff
ROE can increase, even as rates fall
Regulatory risk
competitors exit, spread widens
Capital
asset prices drop
Execution risk
Increased Nuclear Value
Increased Utility Returns
Increased Profits At Entergy-Koch
Favorably Priced Acquisitions
Internal Growth
Step-Out Investment
Achieves 6% Earnings Growth
Achieves 2-4% Earnings Growth